Exhibit 32.1
CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)
In connection with the Quarterly Report (“Report”) of Tractor Supply Company (the “Company”) on Form 10-Q/A, for the fiscal quarter ended September 27, 2008, as filed with the Securities and Exchange Commission on the date hereof, we, James F. Wright, Chief Executive Officer, and Anthony F. Crudele, Chief Financial Officer, of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350), that:
(1)	The Report fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: February 18, 2009

/s/ James F. Wright
James F. Wright
Chairman of the Board and Chief Executive Officer

/s/ Anthony F. Crudele
Anthony F. Crudele
Executive Vice President - Chief Financial Officer and Treasurer